Schedule of Investments PIMCO Global StocksPLUS® & Income Fund	September 30, 2021 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 178.6% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 20.0%
AP Core Holdings, LLC 6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~		$1,156	$1,160
Caesars Resort Collection LLC
2.834% (LIBOR03M + 2.750%) due 12/23/2024 ~		2,162	2,152
3.583% (LIBOR03M + 3.500%) due 07/21/2025 ~		128	128
Cengage Learning, Inc. 5.750% (LIBOR03M + 4.750%) due 06/29/2026 ~		501	505
Clear Channel Outdoor Holdings, Inc. 3.629% (LIBOR03M + 3.500%) due 08/21/2026 ~		1,124	1,103
Coty, Inc. 2.500% (EUR003M + 2.500%) due 04/07/2025 ~	EUR	992	1,128
Emerald TopCo, Inc. 3.584% (LIBOR03M + 3.500%) due 07/24/2026 ~		$5	5
Envision Healthcare Corp. 3.834% (LIBOR03M + 3.750%) due 10/10/2025 ~		3,392	3,028
Forbes Energy Services LLC TBD% due 12/31/2021 «		97	0
GIP Blue Holding TBD% due 09/29/2028		700	702
Instant Brands Holdings, Inc 5.750% (LIBOR03M + 5.000%) due 04/12/2028 «~		981	979
Intelsat Jackson Holdings S.A. 3.600% - 5.750% (LIBOR03M + 4.750%) due 10/13/2022 «~µ		238	236
IRB Holding Corp. 2.750% - 3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		145	145
Lealand Finance Company B.V.
1.084% (LIBOR03M + 1.000%) due 06/30/2025 ~		63	28
3.084% (LIBOR03M + 3.000%) due 06/30/2024 «~		7	4
Medline Industries, Inc.
TBD% due 08/04/2022 «		1,200	1,185
TBD% due 09/20/2028		582	579
MH Sub LLC 3.584% (LIBOR03M + 3.500%) due 09/13/2024 ~		19	19
Ortho-Clinical Diagnostics S.A. 3.083% (LIBOR03M + 3.000%) due 06/30/2025 ~		62	62
Parexel International Corp.
TBD% due 08/11/2028		651	652
PUG LLC 3.584% (LIBOR03M + 3.500%) due 02/12/2027 ~		6	6
Redstone Buyer LLC 5.500% (LIBOR03M + 4.750%) due 04/27/2028 ~		1,500	1,481
Sabre GLBL, Inc. 4.000% (LIBOR03M + 3.500%) due 12/17/2027 ~		1,069	1,063
Scientific Games International, Inc. 2.834% (LIBOR03M + 2.750%) due 08/14/2024 ~		199	199
Sotera Health Holdings LLC 3.250% (LIBOR03M + 2.750%) due 12/11/2026 «~		22	22
Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		2,560	2,563
10.000% (LIBOR03M + 9.000%) due 03/11/2024 ~		135	135
Team Health Holdings, Inc. 3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		1,100	1,076
TransDigm, Inc.
2.334% (LIBOR03M + 2.250%) due 08/22/2024 ~		398	394
2.334% (LIBOR03M + 2.250%) due 05/30/2025 ~		398	393
2.334% (LIBOR03M + 2.250%) due 12/09/2025 ~		398	393
Veritas Holdings, Inc 6.000% (LIBOR03M + 5.000%) due 09/01/2025 ~		1,197	1,204
Westmoreland Coal Company (15.000% PIK) 15.000% due 03/15/2029 (d)		1,122	233
Windstream Services LLC 7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		237	238

Total Loan Participations and Assignments (Cost $23,968)			23,200

CORPORATE BONDS & NOTES 59.8%
BANKING & FINANCE 14.2%
Ally Financial, Inc. 8.000% due 11/01/2031 (n)		100	144
Ambac Assurance Corp. 5.100% due 12/31/2099 (j)		13	18

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2021 (Unaudited)

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025 (n)	EUR	600	713
3.625% due 09/24/2024 (n)		600	727
8.000% due 01/22/2030 •(n)		321	300
8.500% due 09/10/2030 •		200	190
10.500% due 07/23/2029 (n)		303	360
Banco de Credito del Peru 4.650% due 09/17/2024	PEN	100	24
Corestate Capital Holding S.A. 3.500% due 04/15/2023	EUR	600	647
Credit Agricole S.A. 7.875% due 01/23/2024 •(j)(k)(n)		$200	223
Credit Suisse Group AG
5.250% due 02/11/2027 •(j)(k)(n)		600	629
6.250% due 12/18/2024 •(j)(k)(n)		200	216
6.375% due 08/21/2026 •(j)(k)(n)		400	440
7.250% due 09/12/2025 •(j)(k)(n)		200	222
Ford Motor Credit Co. LLC
2.330% due 11/25/2025	EUR	100	119
2.386% due 02/17/2026		100	120
Fortress Transportation & Infrastructure Investors LLC 6.500% due 10/01/2025 (n)		$73	75
Host Hotels & Resorts LP 3.375% due 12/15/2029 (n)		100	103
HSBC Holdings PLC 6.000% due 09/29/2023 •(j)(k)	EUR	200	250
Icahn Enterprises LP 5.250% due 05/15/2027 (n)		$1,000	1,039
MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026 (n)		300	327
4.625% due 06/15/2025 (n)		575	620
5.750% due 02/01/2027 (n)		200	230
Newmark Group, Inc. 6.125% due 11/15/2023		18	20
Pinnacol Assurance 8.625% due 06/25/2034 «(l)		1,100	1,422
PRA Group, Inc. 5.000% due 10/01/2029		1,000	1,003
Societe Generale S.A. 7.375% due 10/04/2023 •(j)(k)(n)		200	217
Trust Fibra Uno 6.390% due 01/15/2050 (n)		900	1,067
Uniti Group LP
6.000% due 01/15/2030 (c)		1,127	1,120
7.125% due 12/15/2024 (n)		899	919
7.875% due 02/15/2025 (n)		1,320	1,396
Voyager Aviation Holdings LLC 8.500% due 05/09/2026		816	750
XP, Inc. 3.250% due 07/01/2026 (n)		800	779

			16,429

INDUSTRIALS 38.8%
Air Canada 3.875% due 08/15/2026 (n)		400	404
Altice Financing S.A. 5.750% due 08/15/2029 (n)		1,100	1,067
American Airlines, Inc. 5.500% due 04/20/2026 (n)		1,100	1,158
Associated Materials LLC 9.000% due 09/01/2025 (n)		262	277
Boeing Co.
5.150% due 05/01/2030 (n)		99	116
5.705% due 05/01/2040 (n)		181	230
5.805% due 05/01/2050 (n)		173	231
5.930% due 05/01/2060 (n)		239	327
Bombardier, Inc.
6.000% due 02/15/2028 (n)		254	257
7.125% due 06/15/2026 (n)		160	168
7.500% due 12/01/2024 (n)		576	600
7.500% due 03/15/2025 (n)		1,071	1,095
7.875% due 04/15/2027 (n)		450	467
Broadcom, Inc.
3.187% due 11/15/2036		49	49
3.419% due 04/15/2033 (n)		200	207
3.469% due 04/15/2034 (n)		400	412
4.300% due 11/15/2032 (n)		258	289
Caesars Entertainment, Inc. 6.250% due 07/01/2025		100	105
CGG S.A.
7.750% due 04/01/2027	EUR	132	156
8.750% due 04/01/2027 (n)		$1,887	1,902
Charter Communications Operating LLC
3.850% due 04/01/2061 (n)		100	96
4.800% due 03/01/2050		36	40

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2021 (Unaudited)

Community Health Systems, Inc. 6.625% due 02/15/2025 (n)		800	838
Corp. GEO S.A.B. de C.V. 9.250% due 06/30/2020		470	0
Coty, Inc. 5.000% due 04/15/2026 (n)		1,000	1,023
Delta Air Lines, Inc. 7.375% due 01/15/2026 (n)		508	599
Dufry One BV 2.000% due 02/15/2027 (n)	EUR	1,049	1,161
Envision Healthcare Corp. 8.750% due 10/15/2026 (n)		$382	311
Exela Intermediate LLC 10.000% due 07/15/2023		23	18
Fresh Market, Inc. 9.750% due 05/01/2023 (n)		1,200	1,238
General Electric Co. 6.875% due 01/10/2039 (n)		4	6
Guara Norte SARL 5.198% due 06/15/2034 (n)		386	389
HCA, Inc. 7.500% due 11/15/2095 (n)		300	456
iHeartCommunications, Inc. 6.375% due 05/01/2026 (n)		207	219
Innophos Holdings, Inc. 9.375% due 02/15/2028		21	23
Intelsat Connect Finance S.A. 9.500% due 02/15/2023 ^(e)		35	9
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)		1,079	603
8.500% due 10/15/2024 ^(e)		1,487	850
9.750% due 07/15/2025 ^(e)		1,026	559
Intelsat Luxembourg S.A. 8.125% due 06/01/2023 ^(e)		54	0
Jaguar Land Rover Automotive PLC 6.875% due 11/15/2026	EUR	200	259
Level 3 Financing, Inc. 3.625% due 01/15/2029 (n)		$872	846
Mozart Debt Merger Sub, Inc.
3.875% due 04/01/2029 (c)		582	582
5.250% due 10/01/2029 (c)		582	582
NCL Corp. Ltd.
10.250% due 02/01/2026 (n)		600	689
12.250% due 05/15/2024 (n)		175	207
Nielsen Finance LLC 5.625% due 10/01/2028 (n)		1,000	1,039
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (n)		1,200	1,350
Noble Corp. PLC (11.000% Cash or 15.000% PIK) 11.000% due 02/15/2028 (d)		10	12
Odebrecht Oil & Gas Finance Ltd. 0.000% due 11/01/2021 (h)(j)		322	3
Oracle Corp. 4.100% due 03/25/2061 (l)(n)		100	107
Ortho-Clinical Diagnostics, Inc. 7.375% due 06/01/2025 (n)		22	23
Petroleos Mexicanos
5.350% due 02/12/2028 (n)		114	113
5.950% due 01/28/2031 (n)		628	610
6.490% due 01/23/2027		10	11
6.500% due 03/13/2027 (n)		232	245
6.500% due 01/23/2029 (n)		590	607
6.750% due 09/21/2047		10	9
6.840% due 01/23/2030 (n)		383	396
6.950% due 01/28/2060		50	44
7.690% due 01/23/2050		20	19
Premier Entertainment Sub LLC 5.625% due 09/01/2029 (n)		1,100	1,112
Prime Healthcare Services, Inc. 7.250% due 11/01/2025 (n)		1,000	1,074
Rolls-Royce PLC
3.625% due 10/14/2025 (n)		500	507
5.750% due 10/15/2027	GBP	200	300
Sabre GLBL, Inc. 7.375% due 09/01/2025 (n)		$1,000	1,067
Sands China Ltd. 5.400% due 08/08/2028 (n)		362	400
Schenck Process Holding GmbH 6.875% due 06/15/2023 (n)	EUR	100	117
Strathcona Resources Ltd. 6.875% due 08/01/2026 (n)		$1,171	1,162
Syngenta Finance NV 5.676% due 04/24/2048 (n)		953	1,164
Topaz Solar Farms LLC
4.875% due 09/30/2039 (n)		162	175
5.750% due 09/30/2039 (n)		1,771	2,130

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2021 (Unaudited)

TransDigm, Inc. 5.500% due 11/15/2027		6	6
Transocean Pontus Ltd. 6.125% due 08/01/2025 (n)		19	19
Transocean, Inc.
7.250% due 11/01/2025		36	30
7.500% due 01/15/2026		6	5
8.000% due 02/01/2027		13	10
TripAdvisor, Inc. 7.000% due 07/15/2025 (n)		1,000	1,061
Triumph Group, Inc.
6.250% due 09/15/2024		11	11
8.875% due 06/01/2024 (n)		839	924
U.S. Renal Care, Inc. 10.625% due 07/15/2027		10	11
United Airlines, Inc.
4.375% due 04/15/2026 (n)		800	822
4.625% due 04/15/2029 (n)		100	103
Valaris Ltd. (8.250% Cash or 12.000% PIK) 8.250% due 04/30/2028 (d)		2	2
Vale Overseas Ltd.
6.250% due 08/10/2026		25	30
6.875% due 11/21/2036		38	51
6.875% due 11/10/2039		6	8
Vale S.A. 2.762% due 12/29/2049 «~(j)	BRL	20,000	2,036
Viking Cruises Ltd. 13.000% due 05/15/2025 (n)		$849	978
Windstream Escrow LLC 7.750% due 08/15/2028 (n)		720	753
Wolverine Escrow LLC
8.500% due 11/15/2024 (n)		1,522	1,417
9.000% due 11/15/2026 (n)		1,314	1,215
Wynn Las Vegas LLC 5.250% due 05/15/2027 (n)		100	101
Wynn Macau Ltd. 5.500% due 01/15/2026 (n)		400	389

			44,898

UTILITIES 6.8%
AT&T, Inc.
3.500% due 06/01/2041 (n)		105	108
3.650% due 06/01/2051 (n)		524	535
3.850% due 06/01/2060 (n)		96	100
DTEK Finance PLC (1.500% Cash and 3.500% PIK) 5.000% due 12/31/2027 (d)(n)		738	454
Genesis Energy LP 8.000% due 01/15/2027 (n)		857	869
Lumen Technologies, Inc. 4.000% due 02/15/2027		12	12
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(d)		495	276
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^(n)		422	418
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(d)		736	175
Pacific Gas & Electric Co.
3.000% due 06/15/2028 (n)		1,200	1,222
3.950% due 12/01/2047 ^(n)		100	96
4.450% due 04/15/2042 ^		34	34
4.500% due 07/01/2040 (n)		600	613
4.550% due 07/01/2030 (n)		182	196
4.750% due 02/15/2044 ^(n)		1,151	1,174
4.950% due 07/01/2050 (n)		182	193
Petrobras Global Finance BV
5.093% due 01/15/2030		1	1
6.750% due 06/03/2050 (n)		118	128
6.850% due 06/05/2115 (n)		196	203
7.250% due 03/17/2044		38	44
Rio Oil Finance Trust 9.250% due 07/06/2024 (n)		944	1,037
Transocean Poseidon Ltd. 6.875% due 02/01/2027		20	20

			7,908

Total Corporate Bonds & Notes (Cost $68,762)			69,235

CONVERTIBLE BONDS & NOTES 1.9%
BANKING & FINANCE 0.1%
Corestate Capital Holding S.A. 1.375% due 11/28/2022	EUR	100	107

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2021 (Unaudited)

INDUSTRIALS 1.8%
DISH Network Corp. 3.375% due 08/15/2026 (n)	$600	625
Royal Caribbean Cruises Ltd. 4.250% due 06/15/2023	1,000	1,410

		2,035

Total Convertible Bonds & Notes (Cost $1,703)		2,142

MUNICIPAL BONDS & NOTES 2.6%
ILLINOIS 0.0%
Chicago, Illinois General Obligation Bonds, Series 2015 7.750% due 01/01/2042	12	14
Illinois State General Obligation Bonds, (BABs), Series 2010 7.350% due 07/01/2035	5	6

		20

PUERTO RICO 1.8%
Commonwealth of Puerto Rico General Obligation Bonds, Series 2014 8.000% due 07/01/2035 ^(e)	2,400	2,076

WEST VIRGINIA 0.8%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (h)	8,800	954

Total Municipal Bonds & Notes (Cost $2,647)		3,050

U.S. GOVERNMENT AGENCIES 37.1%
Fannie Mae
3.000% due 04/25/2050 (a)(n)	13,865	2,125
5.836% due 07/25/2029 •	220	241
5.914% due 11/25/2049 •(a)	139	27
5.964% due 03/25/2037 •(a)	182	33
6.064% due 11/25/2039 •(a)	167	29
6.214% due 01/25/2038 •(a)	240	41
6.294% due 03/25/2037 •(a)	198	35
6.314% due 12/25/2037 •(a)	234	34
6.324% due 06/25/2037 •(a)	88	13
6.364% due 04/25/2037 •(a)	522	100
6.514% due 11/25/2035 •(a)	51	6
6.714% due 11/25/2036 •(a)	948	198
7.000% due 12/25/2023	20	21
7.114% due 02/25/2037 •(a)	168	36
7.500% due 06/01/2032	23	23
7.800% due 06/25/2026 ~	1	1
8.428% due 06/25/2044 •	224	245
8.808% due 12/25/2042 ~	39	44
14.080% due 08/25/2022 •	9	10
Freddie Mac
0.000% due 02/25/2046 (b)(h)	435	366
0.100% due 02/25/2046 (a)	435	0
0.700% due 11/25/2055 ~(a)	5,608	377
5.236% due 10/25/2029 •	250	274
6.064% due 05/25/2050 •(a)(n)	1,554	271
6.356% due 03/15/2037 •(a)	384	70
6.486% due 09/15/2036 •(a)	222	38
6.496% due 09/15/2036 •(a)	484	93
7.000% due 08/15/2023	1	1
Ginnie Mae 6.013% due 12/20/2048 •(a)(n)	1,487	238
Uniform Mortgage-Backed Security 3.500% due 03/01/2048 - 04/01/2048	559	594
Uniform Mortgage-Backed Security, TBA
2.500% due 12/01/2051	450	462
3.500% due 12/01/2051	32,800	34,732
4.500% due 11/01/2051	2,000	2,166

Total U.S. Government Agencies (Cost $42,592)		42,944

NON-AGENCY MORTGAGE-BACKED SECURITIES 14.2%
Banc of America Funding Trust
2.119% due 12/20/2034 ~	244	167
2.371% due 03/20/2036 ~	178	173
5.846% due 01/25/2037 ^~	118	121
Banc of America Mortgage Trust 6.000% due 07/25/2046 ^	1	1
Bear Stearns Adjustable Rate Mortgage Trust 2.970% due 07/25/2036 ^~	91	90
Bear Stearns ALT-A Trust
2.910% due 09/25/2035 ^~	77	60

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2021 (Unaudited)

3.057% due 11/25/2035 ^~	85	74
3.123% due 04/25/2035 ~	95	90
Bear Stearns Commercial Mortgage Securities Trust 5.314% due 02/11/2041 ~	164	164
Bear Stearns Structured Products, Inc. Trust
2.708% due 01/26/2036 ^~	385	327
2.727% due 12/26/2046 ^~	193	176
CBA Commercial Small Balance Commercial Mortgage 6.040% due 01/25/2039 ^þ	160	126
CD Mortgage Trust 5.688% due 10/15/2048	76	75
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.386% due 08/25/2035 •	44	44
0.766% due 10/25/2034 •	3	3
Citigroup Commercial Mortgage Trust 5.697% due 12/10/2049 ~	578	309
Citigroup Mortgage Loan Trust
2.605% due 03/25/2037 ^~	115	113
2.705% due 11/25/2035 ~	1,216	818
Commercial Mortgage Loan Trust 6.171% due 12/10/2049 ~	1,169	544
Countrywide Alternative Loan Trust
0.436% due 05/25/2036 ^•	1,274	355
0.566% due 12/25/2046 ^•	72	51
0.746% due 10/25/2035 •	504	407
2.737% due 10/25/2035 ^~	90	87
3.055% due 02/25/2037 ^~	95	95
5.500% due 08/25/2034	236	245
5.500% due 02/25/2036 ^	14	11
6.250% due 09/25/2034	36	37
6.500% due 08/25/2036 ^	1,033	544
7.064% due 07/25/2036 •(a)	852	291
19.564% due 07/25/2035 •	526	612
Countrywide Home Loan Mortgage Pass-Through Trust
0.566% due 03/25/2036 •	124	116
0.866% due 02/25/2035 •	60	57
2.166% due 10/20/2035 ~	32	31
2.586% due 10/20/2035 ^~	51	51
2.887% due 08/25/2034 ~	23	23
2.970% due 10/20/2035 ^~	85	84
3.201% due 03/25/2037 ^~	252	223
5.500% due 08/25/2035 ^	13	10
Credit Suisse Commercial Mortgage Trust 5.869% due 09/15/2040 ~	2	4
Credit Suisse Mortgage Capital Mortgage-Backed Trust 6.000% due 11/25/2036	133	124
DBUBS Mortgage Trust 4.652% due 11/10/2046	700	582
Extended Stay America Trust 3.784% due 07/15/2038 •(n)	995	1,010
First Horizon Alternative Mortgage Securities Trust 2.670% due 11/25/2036 ^~	186	152
First Horizon Mortgage Pass-Through Trust 2.895% due 01/25/2037 ^~	253	200
GSR Mortgage Loan Trust
2.638% due 05/25/2035 ~	8	8
2.922% due 04/25/2035 ~	123	125
5.500% due 06/25/2036 ^	1	10
HarborView Mortgage Loan Trust
0.687% due 04/19/2034 •	8	8
2.298% due 11/19/2034 ~	82	85
2.563% due 08/19/2036 ^~	4	4
2.623% due 02/25/2036 ^~	15	7
HSI Asset Loan Obligation Trust 2.817% due 01/25/2037 ^~	165	140
IndyMac Mortgage Loan Trust
0.356% due 06/25/2037 ^•	606	800
0.646% due 03/25/2035 •	6	6
2.755% due 06/25/2037 ^~	346	366
JP Morgan Chase Commercial Mortgage Securities Trust 6.044% due 01/12/2038 ~	860	873
JP Morgan Mortgage Trust
2.599% due 04/25/2037 ^~	294	260
5.500% due 01/25/2036 ^	28	19
5.500% due 06/25/2037 ^	6	8
MASTR Adjustable Rate Mortgages Trust
2.677% due 11/25/2035 ^~	390	289
2.935% due 10/25/2034 ~	105	106
Merrill Lynch Alternative Note Asset Trust 0.226% due 01/25/2037 •	687	278
Opteum Mortgage Acceptance Corp. Trust 0.626% due 07/25/2036 •	189	92
RBSSP Resecuritization Trust 5.000% due 09/26/2036 ~	1,108	1,001
Residential Accredit Loans, Inc. Trust
3.118% due 12/26/2034 ^~	87	85

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2021 (Unaudited)

4.309% due 01/25/2036 ^~		430	388
6.000% due 09/25/2035 ^		281	148
6.000% due 08/25/2036 ^		137	135
Residential Asset Mortgage Products Trust 7.500% due 12/25/2031		11	10
Structured Adjustable Rate Mortgage Loan Trust
1.492% due 05/25/2035 ^•		928	786
2.937% due 01/25/2036 ^~		245	175
2.997% due 09/25/2035 ~		45	36
3.009% due 04/25/2036 ^~		192	145
3.085% due 09/25/2036 ^~		171	150
Structured Asset Mortgage Investments Trust
0.546% due 02/25/2036 •		287	278
0.646% due 02/25/2036 ^•		195	189
SunTrust Adjustable Rate Mortgage Loan Trust 2.394% due 01/25/2037 ^~		44	39
WaMu Mortgage Pass-Through Certificates Trust
2.993% due 12/25/2036 ^~		218	220
3.096% due 07/25/2037 ^~		61	62
Wells Fargo-RBS Commercial Mortgage Trust 0.412% due 12/15/2046 ~(a)		30,000	187

Total Non-Agency Mortgage-Backed Securities (Cost $14,568)			16,396

ASSET-BACKED SECURITIES 11.4%
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	250	173
Apidos CLO 0.000% due 07/22/2026 ~		$500	0
Avoca CLO DAC 0.000% due 07/15/2032 ~	EUR	1,000	986
Bear Stearns Asset-Backed Securities Trust
6.500% due 08/25/2036 ^		$523	292
23.210% due 03/25/2036 ^•		1,632	1,358
Belle Haven ABS CDO Ltd. 0.388% due 07/05/2046 •		34,966	69
Bombardier Capital Mortgage Securitization Corp. 7.830% due 06/15/2030 ~		1,421	341
California Republic Auto Receivables Trust 0.000% due 04/15/2025 «(h)		1,400	1,480
Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		1,700	814
0.000% due 10/15/2031 ~		600	384
Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	900	509
0.000% due 01/25/2032 ~		300	210
Carrington Mortgage Loan Trust 0.236% due 08/25/2036 •		$53	52
Citigroup Mortgage Loan Trust 0.246% due 01/25/2037 •		141	73
Conseco Finance Securitizations Corp. 7.960% due 05/01/2031		375	153
Countrywide Asset-Backed Certificates 1.186% due 09/25/2034 •		37	37
Flagship Credit Auto Trust 0.000% due 05/15/2025 «(h)		1	86
Lehman XS Trust 4.474% due 05/25/2037 ^þ		52	53
Marlette Funding Trust
0.000% due 12/15/2028 «(a)(h)		2	200
0.000% due 04/16/2029 «(h)		2	136
0.000% due 07/16/2029 «(h)		2	229
MF1 Ltd. 4.264% due 11/15/2035 •		400	407
Morgan Stanley ABS Capital, Inc. Trust 0.146% due 05/25/2037 •		64	59
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	391
0.000% due 10/15/2048 «(h)		2	593
SoFi Consumer Loan Program LLC 0.000% due 05/26/2026 (h)		10	381
Soundview Home Loan Trust 0.146% due 11/25/2036 •		168	69
South Coast Funding Ltd. 0.454% due 01/06/2041 •		11,840	3,044
Structured Asset Securities Corp. Mortgage Loan Trust 0.536% due 06/25/2035 •		121	121
Symphony CLO Ltd. 4.733% due 07/14/2026 •		400	399

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2021 (Unaudited)

Washington Mutual Asset-Backed Certificates Trust 0.146% due 10/25/2036 •		89	47

Total Asset-Backed Securities (Cost $22,350)			13,146

SOVEREIGN ISSUES 3.4%
Argentina Government International Bond
0.500% due 07/09/2030 þ		535	181
1.000% due 07/09/2029		97	37
1.125% due 07/09/2035 þ		573	180
2.000% due 01/09/2038 þ(n)		1,597	620
2.500% due 07/09/2041 þ(n)		905	332
15.500% due 10/17/2026	ARS	8,480	19
18.200% due 10/03/2021		1,638	9
34.163% (BADLARPP) due 10/04/2022 ~		132	0
Autonomous City of Buenos Aires 37.907% (BADLARPP + 3.750%) due 02/22/2028 ~		449	2
Egypt Government International Bond 6.375% due 04/11/2031	EUR	600	683
Provincia de Buenos Aires
37.896% due 04/12/2025 (n)	ARS	71,001	329
37.896% due 04/12/2025		8,630	40
Republic of Greece Government International Bond
4.300% due 02/24/2023 þ	EUR	33	41
4.300% due 02/24/2024 þ		33	42
4.300% due 02/24/2025 þ		33	44
4.300% due 02/24/2026 þ		33	45
4.300% due 02/24/2027 þ		33	47
4.300% due 02/24/2028 þ		33	48
4.300% due 02/24/2029 þ		33	48
4.300% due 02/24/2030 þ		33	49
4.300% due 02/24/2031 þ		33	50
4.300% due 02/24/2032 þ		33	51
4.300% due 02/24/2033 þ		33	52
4.300% due 02/24/2034 þ		33	53
4.300% due 02/24/2035 þ		33	53
4.300% due 02/24/2036 þ		33	54
4.300% due 02/24/2037 þ		33	56
4.300% due 02/24/2038 þ		33	56
4.300% due 02/24/2039 þ		33	57
4.300% due 02/24/2040 þ		33	57
4.300% due 02/24/2041 þ		33	58
4.300% due 02/24/2042 þ		33	58
South Africa Government International Bond 5.750% due 09/30/2049		$200	191
Ukraine Government International Bond 4.375% due 01/27/2030	EUR	233	251
Venezuela Government International Bond
6.000% due 12/09/2020		$50	5
8.250% due 10/13/2024 ^(e)		4	0
9.250% due 09/15/2027 ^(e)		62	7

Total Sovereign Issues (Cost $5,194)			3,905

		SHARES
COMMON STOCKS 1.8%
COMMUNICATION SERVICES 1.0%
Clear Channel Outdoor Holdings, Inc. (f)		97,913	265
iHeartMedia, Inc. 'A' (f)		22,927	574
iHeartMedia, Inc. 'B' «(f)		17,837	402

			1,241

ENERGY 0.1%
Axis Energy Services 'A' «(f)(l)		514	8
Noble Corp. (f)(l)		3,943	107
Valaris Ltd. (f)		211	7

			122

INDUSTRIALS 0.1%
Neiman Marcus Group Ltd. LLC «(f)(l)		516	55
Noble Corp. «(f)		317	9
Sierra Hamilton Holder LLC «(f)(l)		100,456	0
Voyager Aviation Holdings «(f)		377	0
Westmoreland Mining Holdings LLC «(f)(l)		13,224	0

			64

MATERIALS 0.6%
Associated Materials Group, Inc. «(f)(l)		100,208	706

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2021 (Unaudited)

Total Common Stocks (Cost $2,555)			2,133

WARRANTS 1.1%
INDUSTRIALS 0.1%
Sequa Corp. - Exp. 04/28/2024 «		121,000	71

INFORMATION TECHNOLOGY 1.0%
Windstream Holdings LLC - Exp. 09/21/2055 «		52,536	1,261

Total Warrants (Cost $403)			1,332

PREFERRED SECURITIES 8.6%
BANKING & FINANCE 4.7%
AGFC Capital Trust 1.876% (US0003M + 1.750%) due 01/15/2067 ~(n)		1,000,000	590
Charles Schwab Corp. 4.000% due 12/01/2030 •(j)		200,000	207
OCP CLO Ltd. 0.000% due 04/26/2028 «(h)		1,400	1,097
Stichting AK Rabobank Certificaten 19.437% due 12/29/2049 þ(j)		2,124,000	3,545

			5,439

INDUSTRIALS 3.9%
General Electric Co. 3.446% (US0003M + 3.330%) due 12/15/2021 ~(j)		28,000	27
Sequa Corp. (15.000% PIK) 15.000% «(d)		3,470	3,779
Voyager Aviation Holdings LLC 9.500% «		2,260	668

			4,474

Total Preferred Securities (Cost $7,946)			9,913

REAL ESTATE INVESTMENT TRUSTS 0.5%
REAL ESTATE 0.5%
Uniti Group, Inc.		44,060	545

Total Real Estate Investment Trusts (Cost $279)			545

SHORT-TERM INSTRUMENTS 16.2%
REPURCHASE AGREEMENTS (m) 1.4%			1,627

ARGENTINA TREASURY BILLS 0.0%
40.499% due 10/29/2021 (h)(i)	ARS	3,595	20

U.S. TREASURY BILLS 13.7%
0.048% due 11/12/2021 - 03/31/2022 (g)(h)(p)(r)		$15,800	15,797

		PRINCIPAL AMOUNT (000s)
U.S. TREASURY CASH MANAGEMENT BILLS 1.1%
0.043% due 01/04/2022 (h)(i)(p)		1,300	1,300

Total Short-Term Instruments (Cost $18,745)			18,743

Total Investments in Securities (Cost $211,720)			206,684

Total Investments 178.6% (Cost $211,712)			$206,684
Financial Derivative Instruments (o)(q) 3.5%(Cost or Premiums, net $(1,345))			7,220
Other Assets and Liabilities, net (84.9)%			(98,187)

Net Assets 100.0%			$115,717

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2021 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.
(l)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

Associated Materials Group, Inc.	08/24/2020	$636	$706	0.61%
Axis Energy Services 'A'	07/01/2021	8	8	0.01
Neiman Marcus Group Ltd. LLC	09/25/2020	0	55	0.05
Noble Corp.	02/05/2021 - 02/27/2021	52	107	0.09
Oracle Corp. 4.100% due 03/25/2061	08/02/2021	114	107	0.09
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	1,100	1,422	1.23
Sierra Hamilton Holder LLC	07/31/2017	26	0	0.00
Westmoreland Mining Holdings LLC	12/08/2014 - 08/05/2016	370	0	0.00

$2,306	$2,405	2.08%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(m)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received

FICC	0.000%	09/30/2021	10/01/2021	$1,627	U.S. Treasury Notes 1.625% due 12/15/2022	$(1,660)	$1,627	$1,627

Total Repurchase Agreements	$(1,660)	$1,627	$1,627

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BPS	(0.400)%	07/26/2021	10/26/2021	EUR	(904)	$(1,046)
0.250	09/27/2021	11/10/2021	$(742)	(742)
0.350	07/20/2021	01/20/2022	(208)	(208)
0.380	09/03/2021	10/01/2021	(765)	(765)
0.390	09/03/2021	10/01/2021	(962)	(962)
0.400	08/20/2021	02/22/2022	(1,011)	(1,012)

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2021 (Unaudited)

	0.430	10/01/2021	10/20/2021		(1,739)	(1,739)
	0.490	08/12/2021	02/15/2022		(2,180)	(2,181)
	0.490	08/20/2021	02/22/2022		(1,031)	(1,032)
	0.490	09/14/2021	02/22/2022		(764)	(764)
	0.500	07/12/2021	01/10/2022		(1,565)	(1,567)
	0.500	07/20/2021	01/20/2022		(2,125)	(2,127)
	0.500	07/21/2021	01/21/2022		(2,081)	(2,083)
BRC	0.500	09/10/2021	03/10/2022		(233)	(233)
	0.763	07/08/2021	01/10/2022		(808)	(809)
CDC	0.260	09/03/2021	10/07/2021		(551)	(551)
	0.360	08/19/2021	TBD(2)		(2,563)	(2,564)
	0.480	07/09/2021	10/07/2021		(1,067)	(1,069)
	0.490	09/20/2021	03/21/2022		(567)	(567)
CEW	0.450	07/12/2021	01/11/2022		(1,995)	(1,997)
	0.450	07/22/2021	01/21/2022		(976)	(977)
	0.500	07/09/2021	01/05/2022		(380)	(381)
CIB	0.500	09/10/2021	10/13/2021		(2,168)	(2,168)
IND	0.290	08/03/2021	02/03/2022		(1,111)	(1,111)
	0.360	08/12/2021	10/12/2021		(932)	(932)
	0.420	08/03/2021	02/03/2022		(1,044)	(1,045)
JML	(0.450)	07/26/2021	10/26/2021	EUR	(94)	(109)
	(0.400)	07/21/2021	10/21/2021		(522)	(604)
	(0.380)	07/21/2021	10/21/2021		(548)	(634)
	(0.380)	07/26/2021	10/26/2021		(280)	(325)
	(0.300)	07/14/2021	10/14/2021		(89)	(103)
	(0.050)	07/08/2021	10/06/2021		$(376)	(376)
	0.400	08/26/2021	10/08/2021		(810)	(810)
	0.600	07/08/2021	10/13/2021		(1,034)	(1,036)
NOM	0.380	10/04/2021	TBD(2)		(1,213)	(1,213)
	0.400	08/25/2021	08/23/2023		(880)	(880)
	0.400	08/25/2021	TBD(2)		(1,766)	(1,766)
	0.400	09/02/2021	10/04/2021		(1,229)	(1,229)
	0.400	09/14/2021	10/14/2021		(1,442)	(1,442)
	0.400	09/30/2021	10/14/2021		(167)	(167)
	0.750	08/25/2021	TBD(2)		(547)	(547)
RDR	0.270	09/22/2021	01/20/2022		(546)	(546)
	0.270	09/24/2021	01/20/2022		(113)	(113)
	0.270	09/28/2021	01/20/2022		(3,347)	(3,347)
SGY	0.270	09/30/2021	10/19/2021		(52)	(52)
SOG	0.270	09/24/2021	10/19/2021		(212)	(212)
	0.350	08/13/2021	TBD(2)		(68)	(68)
	0.410	08/09/2021	10/12/2021		(1,106)	(1,107)
	0.410	08/27/2021	10/19/2021		(715)	(715)
	0.500	07/16/2021	01/14/2022		(490)	(490)
	0.500	07/30/2021	01/14/2022		(66)	(66)
	0.500	09/16/2021	03/16/2022		(1,356)	(1,357)
	0.500	09/22/2021	03/23/2022		(473)	(473)
	0.500	09/30/2021	03/07/2022		(1,795)	(1,795)
	0.550	07/26/2021	04/26/2022		(777)	(778)
TDM	0.220	08/09/2021	TBD(2)		(432)	(432)
	0.220	08/09/2021	08/06/2023		(215)	(215)
	0.250	04/16/2021	TBD(2)		(680)	(681)
	0.250	06/09/2021	TBD(2)		(5)	(5)
	0.250	09/16/2021	TBD(2)		(1,050)	(1,050)
UBS	0.350	07/08/2021	10/08/2021		(187)	(188)
	0.350	07/14/2021	10/15/2021		(174)	(174)
	0.350	08/30/2021	TBD(2)		(532)	(532)
	0.400	08/16/2021	10/14/2021		(858)	(859)
	0.400	09/16/2021	10/13/2021		(1,591)	(1,591)
	0.420	08/04/2021	11/04/2021		(4,281)	(4,284)
	0.450	07/07/2021	10/05/2021		(1,289)	(1,291)
	0.500	07/14/2021	01/12/2022		(603)	(604)

Total Reverse Repurchase Agreements						$(64,898)

SHORT SALES:
Description		Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales

U.S. Government Agencies (0.7)%
Uniform Mortgage-Backed Security, TBA		2.000%	12/01/2051	$800	$(797)	$(799)

Total Short Sales (0.7)%					$(797)	$(799)

(n)					Securities with an aggregate market value of $70,856 have been pledged as collateral under the terms of master agreements as of September 30, 2021.
(1)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(61,832) at a weighted average interest rate of 0.419%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)					Open maturity reverse repurchase agreement.
(o)					FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2021 (Unaudited)

PURCHASED OPTIONS:
OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS
Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value

Put - CME E-mini S&P 500 October 2021 Futures	$4,230.000	10/15/2021	250	$13	$350	$631

Total Purchased Options	$350	$631

WRITTEN OPTIONS:
OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS
Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value

Call - CME E-mini S&P 500 October 2021 Futures	$4,450.000	10/15/2021	250	$13	$(870)	$(91)

Total Written Options	$(870)	$(91)

FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

E-mini S&P 500 Index December Futures	12/2021	268	57,590	$(2,238)	$1	$(684)

Total Futures Contracts	$(2,238)	$1	$(684)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)
Variation Margin
Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Asset	Liability

Jaguar Land Rover Automotive	(5.000)%	Quarterly	12/20/2026	4.391%	EUR	300	$19	$(9)	$10	$1	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Asset	Liability

Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	4.219%	EUR	1,100	$78	$(34)	$44	$1	$0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.716	1,100	(214)	177	(37)	1	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	1.876	1,300	(102)	42	(60)	0	0

$(238)	$185	$(53)	$2	$0

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2052	GBP	1,100	$(19)	$118	$99	$16	$0
Receive (6)	1-Day USD-Federal Funds Rate Compounded-OIS	0.100	Annual	01/13/2023	$3,500	0	2	2	0	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	35,800	(12)	(45)	(57)	0	0
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022	1,500	0	(2)	(2)	0	0
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022	1,500	0	(2)	(2)	0	0
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023	19,600	(4)	(73)	(77)	0	(3)

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2021 (Unaudited)

Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	4,900	369	(114)	255	1	0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044	1,600	(285)	11	(274)	6	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2024	$3,000	8	17	25	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024	4,400	(73)	(251)	(324)	0	0
Receive(6)	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028	1,250	(15)	6	(9)	0	(2)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030	600	(7)	(10)	(17)	0	(1)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030	4,400	(78)	(128)	(206)	0	(10)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030	500	(1)	(22)	(23)	0	(1)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030	400	(15)	32	17	0	(1)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031	2,229	(211)	53	(158)	5	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048	5,700	(17)	1,526	1,509	23	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029	EUR	34,900	35	2,139	2,174	5	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	1,300	(18)	47	29	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030	3,000	(132)	105	(27)	0	0
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032	800	(15)	13	(2)	0	0
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049	8,800	37	(2,108)	(2,071)	29	0
Pay	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050	400	48	(79)	(31)	0	(1)
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050	1,000	171	(167)	4	0	(3)
Pay	28-Day MXN-TIIE	4.550	Lunar	02/27/2023	MXN	21,600	3	(26)	(23)	1	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/03/2023	14,200	(1)	(15)	(16)	0	0

$(232)	$1,027	$795	$86	$(22)

Total Swap Agreements	$(451)	$1,203	$752	$89	$(22)

(p)

Securities with an aggregate market value of $1,927 and cash of $3,505 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date.
(q)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	10/2021	MXN	13,584	$663	$6	$0
10/2021	$488	CNY	3,163	1	0
10/2021	424	PEN	1,666	0	(21)
11/2021	JPY	20,400	$187	3	0
11/2021	$141	RUB	10,564	3	0
12/2021	658	MXN	13,584	0	(6)
12/2021	118	RUB	8,771	1	0
12/2021	21	ZAR	298	0	(1)
06/2022	PEN	225	$54	1	0
BPS	10/2021	EUR	330	390	8	0
10/2021	$17	MXN	334	0	0
11/2021	211	4,262	0	(6)
12/2021	85	ZAR	1,227	0	(5)
01/2022	MXN	334	$16	0	0
BRC	11/2021	$111	JPY	12,200	0	(1)
11/2021	50	RUB	3,757	1	0
CBK	10/2021	EUR	280	$332	8	0
10/2021	GBP	317	437	10	0
10/2021	PEN	368	92	3	0
10/2021	$74	EUR	62	0	(2)
10/2021	122	PEN	474	0	(7)

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2021 (Unaudited)

11/2021	PEN	352	$86	1	0
11/2021	$510	NOK	4,505	5	0
12/2021	197	INR	15,069	5	0
12/2021	152	PEN	557	0	(17)
12/2021	78	RUB	5,782	0	0
12/2021	96	ZAR	1,386	0	(5)
12/2021	ZAR	3,453	$234	7	0
05/2022	$90	PEN	367	0	(2)
FBF	11/2021	46	RUB	3,455	1	0
GLM	10/2021	BRL	7,823	$1,461	24	0
10/2021	$1,454	BRL	7,823	0	(17)
10/2021	114	RUB	8,604	4	0
10/2021	14	TRY	116	0	(1)
11/2021	1,454	BRL	7,823	0	(24)
11/2021	53	RUB	3,949	1	0
12/2021	222	IDR	3,196,139	0	0
12/2021	189	RUB	14,076	2	0
12/2021	74	ZAR	1,066	0	(4)
01/2022	44	PEN	181	0	0
HUS	10/2021	CAD	102	$81	0	0
10/2021	PEN	29	8	1	0
10/2021	$465	EUR	398	0	(4)
10/2021	670	MXN	13,584	0	(14)
10/2021	30	RUB	2,237	1	0
11/2021	118	JPY	13,200	0	0
11/2021	9	RUB	661	0	0
12/2021	PEN	29	$8	1	0
12/2021	$51	IDR	730,402	0	0
12/2021	85	INR	6,560	2	0
12/2021	96	ZAR	1,397	0	(5)
JPM	10/2021	MXN	334	$16	0	0
11/2021	$151	IDR	2,167,563	0	0
12/2021	57	INR	4,294	1	0
01/2022	PEN	190	$46	0	0
MYI	10/2021	$426	CNY	2,758	1	0
11/2021	208	MXN	4,223	0	(5)
SCX	10/2021	EUR	9,730	$11,493	222	0
10/2021	$146	RUB	11,017	4	0
11/2021	EUR	9,880	$11,457	6	0
12/2021	PEN	19	5	1	0
12/2021	$535	CNY	3,482	1	0
12/2021	105	IDR	1,507,717	0	0
12/2021	231	INR	17,335	1	0
12/2021	97	ZAR	1,389	0	(6)
01/2022	11	CLP	8,590	0	(1)
SSB	10/2021	1,006	BRL	5,297	0	(33)
12/2021	ZAR	3,453	$234	7	0
TOR	12/2021	$53	IDR	755,550	0	0
UAG	10/2021	90	RUB	6,770	3	0
11/2021	83	6,243	2	0
12/2021	105	ZAR	1,532	0	(5)

Total Forward Foreign Currency Contracts	$349	$(192)

PURCHASED OPTIONS:
OPTIONS ON SECURITIES
Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value

FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 11/01/2051	$64.000	11/03/2021	10,000	$1	$0

Total Purchased Options	$1	$0

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(2)
Swap Agreements, at Value(4)
Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Long Beach Mortgage Loan Trust 7.654% due 07/25/2033	6.250%	Monthly	07/25/2033	$116	$0	$1	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)
Swap Agreements, at Value(4)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

GST	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$1,190	$(237)	$156	$0	$(81)

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2021 (Unaudited)

	ABX.HE.PENAAA.7-1 Index			0.090	Monthly	08/25/2037	712	(138)	58	0	(80)

								$(375)	$214	$0	$(161)

TOTAL RETURN SWAPS ON EQUITY INDICES
										Swap Agreements, at Value
Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

JPM	Receive	NDDUEAFE Index	688	(0.030)% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/11/2022	$5,310	$0	$(155)	$0	$(155)
MYI	Receive	NDDUEAFE Index	3,450	0.027% (3-Month USD-LIBOR less a specified spread)	Maturity	10/06/2021	21,292	0	4,536	4,536	0
	Receive	NDDUEAFE Index	1,178	0.025% (3-Month USD-LIBOR less a specified spread)	Quarterly	06/01/2022	9,085	0	(259)	0	(259)
UAG	Receive	NDDUEAFE Index	2,417	0.027% (3-Month USD-LIBOR less a specified spread)	Maturity	10/06/2021	14,917	0	3,177	3,177	0

								$0	$7,299	$7,713	$(414)

Total Swap Agreements								$(375)	$7,514	$7,714	$(575)

(r)

Securities with an aggregate market value of $373 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)								Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund's assets and liabilities:

Category and Subcategory					Level 1		Level 2	Level 3	Fair Value at 09/30/2021

Investments in Securities, at Value
Loan Participations and Assignments					$579		$19,493	$3,128		$23,200
Corporate Bonds & Notes
Banking & Finance					0		15,007	1,422		16,429
Industrials					1,164		41,698	2,036		44,898
Utilities					0		7,908	0		7,908
Convertible Bonds & Notes
Banking & Finance					0		107	0		107
Industrials					0		2,035	0		2,035
Municipal Bonds & Notes
Illinois					0		20	0		20
Puerto Rico					0		2,076	0		2,076
West Virginia					0		954	0		954
U.S. Government Agencies					0		42,944	0		42,944
Non-Agency Mortgage-Backed Securities					0		16,395	0		16,395
Asset-Backed Securities					0		10,031	3,115		13,146
Sovereign Issues					0		3,905	0		3,905
Common Stocks
Communication Services					839		0	402		1,241
Energy					114		0	8		122
Industrials					0		9	55		64
Materials					0		0	706		706
Warrants
Industrials					0		0	71		71
Information Technology					0		0	1,261		1,261
Preferred Securities
Banking & Finance					0		5,439	0		5,439
Industrials					0		27	4,447		4,474
Real Estate Investment Trusts
Real Estate					545		0	0		545
Short-Term Instruments

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2021 (Unaudited)

Repurchase Agreements	0	1,627	0	1,627
Argentina Treasury Bills	0	20	0	20
U.S. Treasury Bills	0	15,797	0	15,797
U.S. Treasury Cash Management Bills	0	1,300	0	1,300

Total Investments	$3,241	$186,792	$16,651	$206,684

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(799)	$0	$(799)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	632	89	0	721
Over the counter	0	8,063	0	8,063

$632	$8,152	$0	$8,784
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(775)	(22)	0	(797)
Over the counter	0	(767)	0	(767)

$(775)	$(789)	$0	$(1,564)

Total Financial Derivative Instruments	$(143)	$7,363	$0	$7,220

Totals	$3,098	$193,356	$16,651	$213,105

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2021:
Category and Subcategory	Beginning Balance at 06/30/2021	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2021 (1)

Investments in Securities, at Value
Loan Participations and Assignments	$1,369	$2,548	$(556)	$(14)	$(84)	$76	$22	$(233)	$3,128	$3
Corporate Bonds & Notes
Banking & Finance	1,404	0	0	0	0	18	0	0	1,422	18
Industrials	0	0	(50)	0	0	0	2,086	0	2,036	0
Asset-Backed Securities	3,011	0	0	0	0	104	0	0	3,115	106
Common Stocks
Communication Services	432	0	0	0	0	(30)	0	0	402	(31)
Energy	0	8	0	0	0	0	0	0	8	0
Industrials	57	0	0	0	0	(2)	0	0	55	(2)
Materials(2)	709	0	0	0	0	(3)	0	0	706	(3)
Warrants
Industrials	82	0	0	0	0	(11)	0	0	71	(11)
Information Technology	1,172	0	0	0	0	89	0	0	1,261	88
Preferred Securities
Industrials	4,291	0	(103)	0	0	259	0	0	4,447	122

Totals	$12,527	$2,556	$(709)	$(14)	$(84)	$500	$2,108	$(233)	$16,651	$290

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2021	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments	$1,421	Proxy Pricing	Base Price	%	99.000 - 99.250	99.042
1,707	Third Party Vendor	Broker Quote	60.000 - 100.250	99.855
Corporate Bonds & Notes
Banking & Finance	1,422	Discounted Cash Flow	Discount Rate	4.630	—
Industrials	2,036	Indicative Market Quotation	Broker Quote	BRL	53.600	—
Asset-Backed Securities	3,115	Proxy Pricing	Base Price	%	105.710 - 39,557.973	14,416.215
Common Stocks
Communication Services	402	Reference Instrument	Liquidity Discount	10.000	—
Energy	8	Other Valuation Techniques(3)	—	—	—
Industrials	55	Discounted Cash Flow	Discount Rate	14.000	—
Materials(2)	706	Comparable Companies	EBITDA Multiple	x	8.850	—
Warrants
Industrials	71	Other Valuation Techniques(3)	—	—	—
Information Technology	1,261	Comparable Companies	EBITDA Multiple	x	4.400	—
Preferred Securities
Industrials	3,779	Comparable Companies	EBITDA Multiple	x/x	11.600/8.600	—

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	September 30, 2021 (Unaudited)

	668	Comparable Companies/Discounted Cash Flow	Book Value/Discount Rate	x/%	0.200/20.240	—

Total	$16,651

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)			Sector type updated from Financials to Materials since prior fiscal year end.
(3)			Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund's investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	RDR	RBC Capital Markets LLC
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SGY	Societe Generale, NY
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris
CDC	Natixis Securities Americas LLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.
CEW	Canadian Imperial Bank of Commerce	JML	JP Morgan Securities Plc	TDM	TD Securities (USA) LLC
CIB	Canadian Imperial Bank of Commerce	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank
FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
FBF	Credit Suisse International	NOM	Nomura Securities International Inc.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol
BRL	Brazilian Real	IDR	Indonesian Rupiah	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	TRY	Turkish New Lira
CLP	Chilean Peso	JPY	Japanese Yen	USD (or $)	United States Dollar
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	ZAR	South African Rand
EUR	Euro	NOK	Norwegian Krone

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
BADLARPP	Argentina Badlar Floating Rate Notes	NDDUEAFE	MSCI EAFE Index	US0003M	ICE 3-Month USD LIBOR
EUR003M	3 Month EUR Swap Rate	S&P 500	Standard & Poor's 500 Index

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBA	To-Be-Announced
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio "Equilibrium Interbank Interest Rate"
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap